SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

23 Brigham Road, Worcester, Massachusetts 01609
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the Following provisions:

[ ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. Entry into a Material Definitive Agreement.

On October 11, 2006, Bio-Matrix Scientific Group, Inc. (“Company”) entered into an Agreement with BMXP Holdings, Inc (“BMXP”) (“Agreement”) whereby the Company shall issue to BMXP 1,462,570 common shares of the Company on or prior to October 12, 2006. This issuance will constitute full satisfaction of the amount of $1,191,619 plus any accrued and unpaid interest, owed to BMXP by the Company.

As further consideration to BMXP for entering into this Agreement and abiding by the terms and conditions thereof, at any time within a period of 365 days from the date of the Agreement, BMXP shall have the right, upon written demand to the Company (“Registration Demand”), to cause the Company, within ninety days of the Registration Demand, to prepare and file with the United States Securities and Exchange Commission (“SEC”) a registration statement to register under the Securities Act of 1933, as amended, 11,462,570 common shares of the Company (including the shares issued pursuant to this Agreement) owned by BMXP (“Registerable Securities”), in order that the Registerable Securities may be distributed to BMXP shareholders on a pro rata basis ( based on their ownership of common shares of the Company as of a Record Date to be determined by BMXP), and use its reasonable best efforts to cause that registration statement to be declared effective by the SEC. This right may also be exercised by any entity to whom BMXP has transferred ownership of the Registerable Securities in trust for the BMXP Record Shareholders

BMXP is currently the largest shareholder of the Company (beneficially owning over approximately 74% of the shares outstanding as of October 10, 2006) and has been since July 3, 2006 when the Company issued 10,000,000 common shares to BMXP in connection with the Company’s acquisition of Bio-Matrix Scientific Group, Inc., a Nevada corporation from BMXP.

David R. Koos, President CEO, Principal Financial Officer and Director of the Company is the Chairman and Chief Executive Officer of BMXP Holdings Inc. as well as beneficial owner of 24% of the share capital of BMXP Holdings, Inc. Brian Pockett, Chief Operating Officer, Vice President and Director of the Company, is Chief Operating Officer, Managing Director and a Director of BMXP Holdings Inc. as well as beneficial owner of 14% of the share capital of BMXP Holdings, Inc.

EXHIBIT INDEX

Exhibit Number	Description
Ex. 10	Form of Agreement dated April 11, 2006 by and between Bio-Matrix Scientific Group, Inc. and BMXP Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio-Matrix Scientific Group Inc.

By:	/s/ David R. Koos

David R. Koos, Chief Executive Officer, President and Chairman Date: October 11, 2006